                                                                   Exhibit 99(i)

                                                                   FORM 2 (7/94)

                           AMENDED OPERATING STATEMENT

Debtor:  IN RE: CINCINNATI MICROWAVE, INC.              Case No:   97 - 10882
        ----------------------------------                         ------------


                          Month Ending: March 31, 1997
                                        ----------------

                                                                                  Total
                                                              Current Month       Since Filing

Total Revenue / Sales                                         $        1,334,744  $      2,648,740
Cost of Sale                                                  $          853,783  $      1,859,064
                                                              -          -------  -      ---------
Gross Profit                                                  $          480,961  $        789,676

Expenses:
--------
Officer Compensation                                          $           95,500  $        152,800
Employee Salaries                                             $          331,650  $        528,461
Benefits & Pensions                                           $                0  $              0
Payroll Taxes                                                 $                0  $              0
Other Taxes                                                   $                0  $         14,053
Rent & Lease Expense                                          $           14,653  $         14,658
Interest Expense                                              $           29,104  $         29,104
Insurance                                                     $                0  $              0
Auto & Truck Expenses                                         $              354  $            530
Utilities                                                     $           26,766  $         28,547
Depreciation                                                  $          127,873  $        193,586
Travel & Entertainment                                        $            1,704  $          2,109
Repairs & Maintenance                                         $            (645)  $          (449)
Advertising                                                   $           86,660  $         97,853
Supplies, Office Expense                                      $            9,344  $         14,741
Other: Relocation & Other                                     $         (24,653)         $(24,653)
TOTAL EXPENSES:                                               $          698,310  $      1,051,340

NET OPERATING PROFIT / (LOSS)                                 $        (217,349)  $      (261,664)

Add:  Non-Business Income
        Interest Income                                       $                0  $              0
        Other Income                                          $                0  $              0
Less: Non-Business Expenses:
        Professional Fees                                     $                0  $              0
        Other                                                 $           40,886  $         49,586
                                                              -           ------            ------
TOTAL NON-BUSINESS PROFIT / (LOSS)                            $         (40,886)  $       (49,586)

NET INCOME / (LOSS)                                           $        (258,235)  $      (311,250)


                                                                   FORM 3 (7/94)
                                     BALANCE SHEET

Debtor:   CINCINNATI MICROWAVE, INC.                 Case No.  97 - 10882
        ----------------------------                           ------------


                                          Month Ending:   March 31, 1997
                                                        ----------------

ASSETS                                   Current Month       Prior Month     At Filing
Cash:                                      $     1,877,974  $      868,084  $       724,343
Inventory:                                 $     4,440,349  $    4,894,871  $     5,643,874
Accts. Rec:                                $     1,655,867  $    1,844,514  $     1,819,744
Insider Receivables:                       $             0  $            0  $             0
Land & Buildings:                          $    12,492,980  $   12,492,980  $    12,492,980
Furn., Fixtures & Equip:                   $    25,376,771  $   25,374,571  $    25,373,681
Accumulated Depreciation:                  $  (29,441,524)  $ (29,229,400)  $  (29,118,554)
Other:                                     $     1,602,321  $    1,738,694  $     1,120,823
                                           -     ---------  -    ---------  -     ---------
TOTAL ASSETS:                              $    18,004,738  $   17,984,314  $    18,056,891

LIABILITIES:
POST-PETITION LIABILITIES:
Accts. Payable:                            $       171,276  $       11,992  $             0
Wages & Salaries:                          $        78,340  $       77,146  $             0
Taxes Payable:                             $             0  $            0  $             0
Other:                                     $             0  $            0  $             0
                                           -             -                  -             -

TOTAL POST-PETITION LIAB.                  $       249,616  $       89,138  $             0

Secured Liabilities:
Subject to Post-Petition                   $     3,809,947  $    3,807,200  $     3,794,500
Coll. or Financing Order                   $             0  $            0  $             0
All Other Secured Liab.                    $             0  $            0  $             0
                                           -             -  -            -  -             -

TOTAL  SECURED LIAB.                       $     3,809,947  $    3,807,200  $     3,794,500

PRE-PETITION LIABILITIES:
Taxes & Other Pri. Liab.                   $     1,508,377  $    1,529,831  $     1,539,168
Unsecured Liabilities:                     $    10,513,042  $   10,581,784  $    10,630,261
Other: ACCRUALS & ESTIMATES                $     6,379,829  $    6,174,291  $     6,237,879
                                           -     ---------  -    ---------  -     ---------

TOTAL PRE-PETITION LIAB.                   $    18,401,248  $   18,285,906  $    18,407,308

EQUITY:
Owners' Capital:                           $    10,937,861  $   10,937,861  $    10,937,861
Retained Earnings-PrePet.                  $  (15,082,778)  $ (15,082,778)  $  (15,082,778)
Retained Earnings-PostPet.                 $     (311,156)  $     (53,013)  $             0
                                           -     ---------  -     --------  -             -
TOTAL EQUITY                               $   (4,456,073)  $  (4,197,930)  $   (4,144,917)

TOTAL LIAB. & EQUITY                       $    18,004,738  $   17,984,314  $    18,056,891

                                                                   FORM 4 (7/94)




                              SUMMARY OF OPERATIONS

Debtor: CIN. MICROWAVE      Period Ended:  March 31, 1997      Case No. 97-10882

                             Taxes Payable Schedule

                         Beginning        Accrued /        Payment /        Ending
                         Balance          Withheld         Deposit          Balance
                         ------------------------------------------------------------------
Income Taxes
Federal:                 $    (2,763.13)  $    65,351.69  $   (65,351.69)  $    (2,763.13)
State:                   $         0.00   $    16,149.36  $   (16,149.26)  $         0.10
Local:                   $      (533.89)  $         0.00  $       (61.13)  $      (595.02)

FICA Withheld:           $    (1,448.89)  $    22,751.73  $   (25,118.39)  $    (3,815.55)

Employers FICA:          $    (1,448.89)  $    22,751.73  $   (25,118.39)  $    (3,815.55)

Unemployment Tax:
Federal:                 $   (19,828.76)  $       736.91  $      (511.18)  $   (19,603.03)
State:                   $     (2543.72)  $     1,532.18  $    (2,713.97)  $    (3,725.51)

Sales, Use & Excise:

Sales Tax:               $    (7,923.32)  $     6,178.82  $     (5701.97)  $    (7,446.47)
Real Estate Tax:         $   (53,149.81)  $         0.00  $         0.00   $   (53,149.81)
Property Taxes:          $  (459,444.52)  $         0.00  $         0.00   $  (459,444.52)
Use Tax:                 $    (1,500.00)  $         0.00  $         0.00   $    (1,500.00)
Other: Worker's, etc.    $   (68,637.94)  $     6,499.32  $     (5612.35)  $   (67,750.97)

TOTALS:                  $  (619,222.87)  $   141,951.74  $  (146,338.33)  $  (623,609.46)



                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST-PETITION ACCOUNTS PAYABLE


                Age in Days            0-30        30-60      Over 60

                Post Petition
                Accts. Payable     $157,061     $ 13,938     $    277

                Accts. Rec         $976,365     $198,026     $481,476



FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM THE ACCOUNT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT.

Describe events or factors occuring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

                                                                   FORM 5 (7/94)

                             MONTHLY CASH STATEMENT


Debtor:   CINCINNATI MICROWAVE, INC.                                            Statement for the period:

Case No:    97 - 10882                                                                From:  Feb 28, 1997   To:   Mar 31, 1997
         ------------------------------------                                         -------------------   ------------------

Cash Activity Analysis (Cash Basis Only):


                                                  General                Payroll                 Tax                Cash Coll.
                                                   Acct.                  Acct.                 Acct.                  Acct.
                                                   -----                  -----                 -----                  -----
A.     Beginning Balance                                                                                       $      868,084
                                                                            $

B.     Receipts, Attach                                                                                        $     1,622,753
       separate schedule:
                                                                                                               ---------------------

C.     Balance Available                                                                                       $     2,490,837
       (A + B)

D.     Less Disbursements                                                                                           $(612,863)
       Attach separate
                                                                                                               ---------------------
       schedule

E.     ENDING BALANCE                      $         0            $         0           $          0           $     1,877,974
       (C - D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FORM EACH
ACCOUNT)


General Account:
1.       Depository Name & Add.              Fifth Third Bank   Cincinnati   Ohio
                                             ------------------------------------------------------------------
2.       Account Number                      Cash collateral accts 728-51998, 999-41002, 733-55267, 727-19671
                                             ------------------------------------------------------------------

Payroll Account:
1.       Depository Name & Add.
                                             ------------------------------------------------------------------
2.       Account Number
                                             ------------------------------------------------------------------

Tax Account:
1.       Depository Name & Add.
                                             ------------------------------------------------------------------
2,       Account Number
                                             ------------------------------------------------------------------

Other monies on hand (specify type and location) (i.e. CD's, petty cash, etc.)


APPROXIMATELY $950 IN PETTY CASH. INCLUDED IN BOOK CASH IS A RESERVE OF $500,000 MAINTAINED BY THE CREDIT CARD COMPANY TO OFFSET CLAIMS ETC.

Date: 4/21/97
      -------
                                                  ------------------------------
                                                  Debtor in Possession

                                                            FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:    ERIKA WILLIAMS                                                                 Capacity:      Principal
         --------------                                                                            ---
                                                                                                    X  Officer
                                                                                                   ---
                                                                                                    X  Director
                                                                                                   ---
                                                                                                       Insider
                                                                                                   ---

Detailed Description of Duties:   Daily responsibilities of President and Chief Executive Officer.
                                  --------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
----------------



CURRENT COMPENSATION PAID:                                                      Weekly  or                   Monthly
                                                                                                             $30,000
                                                                               -----------------            ------------------

CURRENT BENEFITS RECEIVED:                                                      Weekly  or                   Monthly
         Health Insurance                                                                                   $204
                                                                               -----------------            ------------------
         Life Insurance
                                                                               -----------------            ------------------
         Retirement
                                                                               -----------------            ------------------
         Company Vehicle
                                                                               -----------------            ------------------
         Entertainment
                                                                               -----------------            ------------------
         Travel
                                                                               -----------------            ------------------
        Other Benefits
                                                                               -----------------            ------------------

CURRENT TOTAL:
                                                                                Weekly  or                   Monthly
                                                                                                             $30,204.00
                                                                               -----------------            ------------------


Date: 4/21/97
      --------


                                                                        /s/ (Illegible)
                                                                       -------------------------------------
                                                                       Principal, Officer, Director, Insider

                                                                 FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION


The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:              KURT H. STUMP                                                       Capacity:          Principal
      -----------------------------------------                                                  ------
                                                                                                    X     Officer
                                                                                                 -----
                                                                                                    X     Director
                                                                                                 -----
                                                                                                          Insider
                                                                                                 -----

Detailed Description of Duties:  Daily work activities of Chief Financial Officer, Director, and Treasurer
                                 --------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------



CURRENT COMPENSATION PAID:                                                      Weekly  or             Monthly
                                                                                                       $11,250
                                                                               -----------------      ------------------

CURRENT BENEFITS RECEIVED:                                                      Weekly  or             Monthly
         Health Insurance                                                                              $204
                                                                               -----------------      ------------------
         Life Insurance
                                                                               -----------------      ------------------
         Retirement
                                                                               -----------------      ------------------
         Company Vehicle
                                                                               -----------------      ------------------
         Entertainment
                                                                               -----------------      ------------------
         Travel
                                                                               -----------------      ------------------
        Other Benefits
                                                                               -----------------      ------------------

CURRENT TOTAL:
                                                                                Weekly  or            Monthly
                                                                                                      $11,454
                                                                               -----------------      ------------------


Date:  4/21/97                                                          /s/ [Illegible]
       --------                                                        ---------------------------------------------
                                                                           Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION


The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:         GILBERT L. WACHSMAN                                                      Capacity:       ____ Principal
      -------------------------------                                                                  Officer
                                                                                                 ----
                                                                                                   X   Director
                                                                                                 ----
                                                                                                       Insider
                                                                                                 ----

Detailed Description of Duties:    Member of Board of Directors
                                   ------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


CURRENT COMPENSATION PAID:                                                      Weekly  or             Monthly
                                   Retainer                                                            $1,000
                                                                               -----------------       ----------------

CURRENT BENEFITS RECEIVED:                                                      Weekly  or             Monthly
         Health Insurance
                                                                               -----------------       ----------------
         Life Insurance
                                                                               -----------------       ----------------
         Retirement
                                                                               -----------------       ----------------
         Company Vehicle
                                                                               -----------------       ----------------
         Entertainment
                                                                               -----------------       ----------------
         Travel
                                                                               -----------------       ----------------
        Other Benefits:   Meeting fee                                                                  $1,000
                                                                               -----------------       ----------------

CURRENT TOTAL:
                                                                                Weekly  or              Monthly
                                                                                                        $2,000
                                                                               -----------------       ------------------


Date:  4/21/97                                     /s/ [Illegible]
       ----------                               -------------------------------------
                                                Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION


The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:              R. GREGORY BLAIR                                                  Capacity:          Principal
        -----------------------------------                                                       -----
                                                                                                   X    Officer
                                                                                                  -----
                                                                                                        Director
                                                                                                  -----
                                                                                                        Insider
                                                                                                  -----

Detailed Description of Duties:    Daily work activities of Vice President - Production
                                   -------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------




CURRENT COMPENSATION PAID:                                                      Weekly  or                  Monthly
                                                                                                            $11,917
                                                                               -----------------            -------------

CURRENT BENEFITS RECEIVED:                                                      Weekly  or                  Monthly
         Health Insurance                                                                                   $204
                                                                               -----------------            -------------
         Life Insurance
                                                                               -----------------            -------------
         Retirement
                                                                               -----------------            -------------
         Company Vehicle
                                                                               -----------------            -------------
         Entertainment
                                                                               -----------------            -------------
         Travel
                                                                               -----------------            -------------
        Other Benefits
                                                                               -----------------            -------------

CURRENT TOTAL:
                                                                                Weekly  or                  Monthly
                                                                                                            $12,121
                                                                               -----------------            -------------


Date:   4/21/97                                                         /s/ [Illegible}
        ---------                                                     ----------------------------------------
                                                                       Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION


The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:           CARROLL J. HALVA                                                   Capacity:       Principal
       ---------------------------------                                                     -----
                                                                                               X   Officer
                                                                                             -----
                                                                                                   Director
                                                                                             -----
                                                                                                   Insider
                                                                                             -----

Detailed Description of Duties:   Daily work activities of Vice President - Manufacturing
                                  --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------



CURRENT COMPENSATION PAID:                                                      Weekly  or             Monthly
                                                                                                                 $12,333
                                                                               -----------------      ------------------

CURRENT BENEFITS RECEIVED:                                                      Weekly  or             Monthly
         Health Insurance                                                                             $204
                                                                               -----------------      ------------------
         Life Insurance
                                                                               -----------------      ------------------
         Retirement
                                                                               -----------------      ------------------
         Company Vehicle
                                                                               -----------------      ------------------
         Entertainment
                                                                               -----------------      ------------------
         Travel
                                                                               -----------------      ------------------
        Other Benefits
                                                                               -----------------      ------------------

CURRENT TOTAL:
                                                                                Weekly  or             Monthly
                                                                                                       $12,537
                                                                               -----------------      ------------------


Date:   4/21/97                                                           /s/ [Illegible]
        -------------                                                  --------------------------------------
                                                                       Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION


The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:            THOMAS H. PERSZYK                                             Capacity:      Principal
            -----------------------------                                                ----
                                                                                           X  Officer
                                                                                         ----
                                                                                              Director
                                                                                         ----
                                                                                              Insider
                                                                                         ----

Detailed Description of Duties:   Daily work activities of Vice President - Engineering
                                  --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------



CURRENT COMPENSATION PAID:                                                      Weekly  or              Monthly
                                                                                                        $12,500
                                                                               -----------------        ------------------

CURRENT BENEFITS RECEIVED:                                                      Weekly  or              Monthly
         Health Insurance                                                                               $204
                                                                               -----------------        ------------------
         Life Insurance
                                                                               -----------------        ------------------
         Retirement
                                                                               -----------------        ------------------
         Company Vehicle
                                                                               -----------------        ------------------
         Entertainment
                                                                               -----------------        ------------------
         Travel
                                                                               -----------------        ------------------
        Other Benefits
                                                                               -----------------        ------------------

CURRENT TOTAL:
                                                                                Weekly  or              Monthly
                                                                                                        $12,704
                                                                               -----------------        ------------------


Date:  4/21//97                                                           /s/ [Illegible
       ------------                                                    -----------------------------------------
                                                                       Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION


The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:            DANIEL MURPHY                                                   Capacity:         Principal
         -------------------------------                                                     -----
                                                                                               X   Officer
                                                                                             -----
                                                                                                   Director
                                                                                             -----
                                                                                                   Insider
                                                                                             -----

Detailed Description of Duties:   Daily work activities of Vice President - Marketing
                                  -----------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------



CURRENT COMPENSATION PAID:                                                      Weekly  or             Monthly
                                                                                                                 $10,000
                                                                               -----------------      ------------------

CURRENT BENEFITS RECEIVED:                                                      Weekly  or             Monthly
         Health Insurance                                                                                           $204
                                                                               -----------------      ------------------
         Life Insurance
                                                                               -----------------      ------------------
         Retirement
                                                                               -----------------      ------------------
         Company Vehicle
                                                                               -----------------      ------------------
         Entertainment
                                                                               -----------------      ------------------
         Travel
                                                                               -----------------      ------------------
        Other Benefits
                                                                               -----------------      ------------------

CURRENT TOTAL:
                                                                                Weekly  or             Monthly
                                                                                                                 $10,204
                                                                               -----------------      ------------------


Date:   4/21/97                                                          /s/ [Illegible]
        ----------                                                     --------------------------------------
                                                                       Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION


The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:            JOSEPH MARSHALL                                                    Capacity:        Principal
         ----------------------------                                                         -----
                                                                                                X    Officer
                                                                                              -----
                                                                                                     Director
                                                                                              -----
                                                                                                     Insider
                                                                                              -----

Detailed Description of Duties:   Daily work activities of Vice President - Materials
                                  ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------



CURRENT COMPENSATION PAID:                                                     Weekly  or              Monthly
                                                                                                       $7,500
                                                                               -----------------       ------------------

CURRENT BENEFITS RECEIVED:                                                      Weekly  or             Monthly
         Health Insurance                                                                                            $204
                                                                               -----------------       ------------------
         Life Insurance
                                                                               -----------------       ------------------
         Retirement
                                                                               -----------------       ------------------
         Company Vehicle
                                                                               -----------------       ------------------
         Entertainment
                                                                               -----------------       ------------------
         Travel
                                                                               -----------------       ------------------
        Other Benefits
                                                                               -----------------       ------------------

CURRENT TOTAL:
                                                                                Weekly  or             Monthly
                                                                                                       $7,704
                                                                               -----------------       ------------------


Date:  4/21/97                                                        /s/ Illegible]
       --------                                                    ---------------------------------------------
                                                                       Principal, Officer, Director, Insider